AGREEMENT TO FURNISH EXHIBITS

AMERISTAR CASINOS, INC. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon its request a copy of any of the exhibits to the following Exhibits to the Report on Form 8-K: 10 .3 Second Amendment to Merger Agreement by and among Gem Gaming, Inc., Ameristar Casinos, Inc., Ameristar Casino Las Vegas, Inc., Steven W. Rebeil, and Dominic J. Magliarditi, dated September 27, 1996. Each of the foregoing Exhibits includes a list setting forth a description of each such exhibit.